UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 06107

John Hancock Patriot Select Dividend Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Attorney and Assistant Secretary
601 Congress Street
Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end: June 30

Date of reporting period: June 30, 2006

ITEM 1. REPORT TO SHAREHOLDERS.

JOHN HANCOCK

Patriot Select Dividend Trust

6.30.2006 **Annual Report**

JOHN HANCOCK FUNDS

Table of contents

Your fund at a glance

Managers’ report
page 2

Fund’s investments
page 6

Financial statements
page 10

Trustees & officers
page 30

For more information
page 37

To Our Shareholders,

After producing modest returns in 2005, the stock market advanced smartly in the first four months of 2006. Investors were encouraged by solid corporate earnings, a healthy economy and stable inflation, which suggested the Federal Reserve could be coming close to the end of its two-year campaign of raising interest rates. Those hopes were dashed in May, however, when economic data suggested a resurgence of inflation and more Fed rate hikes. The result was a significant increase in volatility and a market pull-back that continued into June, erasing much of the earlier gains. For the first six months of 2006, the market advanced slightly, returning 2.71%, as measured by the Standard & Poor’s 500 Index. Inflation and rate hike concerns also worked on the bond market, which, with the exception of low-quality bonds, lost a bit of ground over the last six months.

With the financial markets’ about-face and increased volatility, it is anyone’s guess where the market will end 2006, especially given the wild cards of interest rate moves and record-high energy prices and their impact on the economy and corporate profits.

One thing we do know, however, is that the stock market’s pattern is one of extremes. Consider the last 10 years. From 1995 through 1999, we saw double-digit returns in excess of 20% per year, only to have 2000 through 2002 produce ever-increasing negative results, followed by another 20%-plus up year in 2004 and a less than 5% advance in 2005. Since 1926, the market, as measured by the Standard & Poor’s 500 Index, has produced average annual results of 10.4% . However, that “normal” return is rarely produced in any given year. In fact, calendar-year returns of 8% to 12% have occurred only five times in the 80 years since 1926.

Although the past in no way predicts the future, we have learned at least one lesson from history: Expect highs and lows in the short term, but always invest for the long term. Equally important: Work with your financial professional to maintain a diversified portfolio, spread out among not only different asset classes — stocks, bonds and cash — but also among various investment styles. It’s the best way we know of to benefit from, and weather, the market’s extremes.

Sincerely,

Keith F. Hartstein, President and Chief Executive Officer

This commentary reflects the CEO’s views as of June 30, 2006. They are subject to change at any time.

YOUR FUND AT A GLANCE

The Fund seeks to
provide high current
income, consistent
with modest growth
of capital, by invest-
ing at least 80% of
its assets in a diver-
sified portfolio of
dividend-paying
securities. The Fund
will normally invest
more than 65% of
its total assets in
securities of
companies in the
utilities industry.

Over the last twelve months

* Utility common stocks performed reasonably well despite
macroeconomic challenges.

* Preferred stocks lagged amid rising interest rates and a glut of new issuance.

* Some of the Fund’s best performers included energy-related utility common stocks.

The total returns for the Fund include the reinvestment of all distributions. The performance data contained within this material represents past performance, which does not guarantee future results.

The yield at closing market price is calculated by dividing the current annualized distribution per share by the closing market price on the last day of the period.

Top 10 issuers

4.8%	NSTAR
4.5%	Energy East Corp.
4.1%	Baltimore Gas & Electric Co.
3.5%	Bear Stearns Cos., Inc.
3.4%	CH Energy Group, Inc.
3.1%	Citigroup, Inc.
3.1%	KeySpan Corp.
3.0%	Lehman Brothers Holdings, Inc.
3.0%	DTE Energy Co.
2.7%	Southern Union Co.

As a percentage of net assets plus the value of preferred shares on June 30, 2006.

BY GREGORY K. PHELPS AND MARK T. MALONEY FOR THE SOVEREIGN ASSET MANAGEMENT LLC PORTFOLIO MANAGEMENT TEAM

MANAGERS’ REPORT

JOHN HANCOCK Patriot Select Dividend Trust

Preferred stocks — which are the primary emphasis of John Hancock Patriot Select Dividend Trust — posted disappointing returns for the 12-month period ended June 30, 2006, amid growing worries about inflation and interest rates. The period began on an upbeat note in June 2005 thanks to investors’ optimism that the Federal Reserve Board might be at or near the end of its then year-long interest-rate hike cycle. Because preferreds make fixed income payments in the form of dividends, their prices tend to follow those of U.S. Treasury securities. Also helping preferreds was strong demand from investors seeking higher-yielding alternatives to U.S. government securities. But from the early fall through the final weeks of 2005, preferreds suffered a significant sell-off in response to worries over the future direction of inflation and interest rates. Stronger-than-expected economic news resurrected worries that inflation wasn’t dead after all, prompting fears that the Fed could be forced to continue raising rates to cool price pressures.

In the early weeks of 2006, preferred stocks staged a rally, although it was very brief. Only weeks later, preferred stocks resumed their decline as the Treasury market weakened in the midst of renewed evidence that inflation was ticking higher as the global economy strengthened. The appointment of a new Fed chairman also added to the market’s worries because investors fretted that Ben Bernanke might overshoot and raise interest rates too high. These factors, coupled with a bout of profit taking, put pressure on preferred stock prices. Also weighing on them was a glut of new issuance, which typically came to market with higher yields than already-outstanding securities, making older issues less attractive and putting pressure on their prices.

“Preferred stocks...posted disappointing returns for the 12-month period ended June 30...”

Utility common stocks — another area of emphasis for the Fund —also struggled, although they outpaced preferred stocks during the year. Like preferreds, utility commons were hurt by the threat of higher interest rates and inflation throughout much of the period.

But helping to buoy them was the fact that some were hidden energy plays. Energy shares soared with skyrocketing crude oil prices. Thanks to deregulation, some utilities that churn out excess power from low-cost sources like coal or nuclear plants can sell that extra capacity at a relatively high price. Strong demand for power has helped, too. All this has allowed utilities to generate extra cash to reduce their debt and boost dividends, which helped bolster their share prices.

Performance

For the 12 months ended June 30, 2006, John Hancock Patriot Select Dividend Trust returned –1.14% at net asset value and –6.65% at market value. The difference in the Fund’s net asset value (NAV) performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average Specialty – Utilities closed-end fund returned 3.60% at net asset value, according to Morningstar, Inc., and the Standard & Poor’s 500 index returned 8.63% for the year.

Going forward, the Fund has switched its benchmark indexes to ones that are more closely correlated to the Fund’s holdings. They included the broad-based Lehman Brothers Aggregate Bond Index, which returned –0.81%, the Merrill Lynch DRD-Preferred Index, which returned –0.26% and the S&P 400 Mid Cap Utilities Index, which gained 5.12% ..

“Some of the Fund’s best performers during the period were utility common stocks.”

Chart-topping utility common stocks

Some of the Fund’s best performers during the period were utility common stocks. Among the most significant contributors was KeySpan Corp., which operates regulated gas utilities throughout the Northeastern United States. It was buoyed by news that it would be acquired by British energy network operation National Grid. Another winner was Alliant Energy Corp. It attracted investor interest for several reasons, including its decision to resume growing its dividend, its efforts to rid itself of money-losing foreign investments and its renewed focus on core regulated utility businesses. Kinder Morgan, Inc. soared on the news that the company’s senior management and co-founder were teaming up to take the major pipeline company private in a deal that would be one of the largest management buyouts in U.S. history. OGE Energy

Corp. also benefited from that announcement, with investors giving more value to its natural gas processing operations.

Industry
distribution[1]

Multi-utilities	43%

Electric utilities	19%

Investment banking
& brokerage	7%

Oil & gas exploration
& production	6%

Consumer
finance	6%

Diversified financial
services	5%

Gas utilities	5%

Life & health
insurance	3%

Regional banks	2%

Integrated
telecommunication
services	2%

Agricultural
products	1%

Oil & gas storage &
transportation	1%

Preferred stocks: leaders and laggards

Among our best-performing preferred stocks was Anadarko Petroleum Corp., which engages in the exploration, development, production and marketing of natural gas. It performed well as oil and natural gas prices soared. The holding was further helped by the company’s efforts to reduce debt and by a more favorable credit-quality outlook. Furthermore, energy-related and tax-advantaged preferred stocks of Anadarko’s caliber were scarce and highly coveted. Another good performer was Bank of America Corp. Recently, the company announced that it was calling our holdings in at a premium to our average purchase price. On the flip side, our exposure to Telephone & Data Systems, Inc. proved disappointing. The stock came under pressure amid increased regulatory scrutiny of the company, which is in the midst of restating previous years’ financial results. We continued to hang on to the stock because we believe in its long-term prospects once the uncertainty over its previous-year accounting problems lifts. We also like the fact that Telephone & Data Systems has been raising its common stock dividend — an indication of the company’s overall financial health — and the fact that the company is a rumored takeover candidate.

A word about dividends

The Federal Reserve Board’s 17 quarter-point interest rate increases since June 2004 have significantly increased the Fund’s leverage costs, reducing the income available to the common shareholders. At the same time, longer-term interest rates have fallen below short-term rates. Furthermore, new preferred issuance has weighted heavily on our existing preferreds. With many of our higher-yielding preferred securities being called, the Fund has been forced to reinvest the proceeds at lower yields. In order to maintain our approach of only paying dividends from income generated by underlying securities within the portfolio, the Fund’s dividend has been reduced. We believe this is necessary at this time to avoid a return of capital. We declared a new monthly dividend on July 3, 2006. The new dividend amount of $0.0560 equates to an annualized yield of 5.57%, based on the Fund’s closing market price as of July 11, 2006.

“In our view, slowing economic conditions will bode well, as they traditionally have, for fixed-income investments...”

Outlook

Our outlook for the coming year is guardedly optimistic. At the end of the period, there was mounting evidence that the U.S. economy, and most likely the global economy, were slowing. In our view, slowing economic conditions will bode well, as they traditionally have, for fixed-income investments, including preferred and utility common stocks. We also believe that long-term demand — driven by the baby boomer generation’s increasing need for income-producing investments — also will provide an ongoing boost for preferred and utility common stocks.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

The Fund normally will invest at least 65% of its managed assets in securities of companies in the utilities industry. Such an investment concentration makes the Fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole.

1 As a percentage of the Fund’s portfolio on June 30, 2006.

F I N A N C I A L    S TAT E M E N T S

FUND’S INVESTMENTS

Securities owned by the Fund on June 30, 2006

This schedule is divided into three main categories: common stocks, preferred stocks and short-term investments. Common and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

Issuer	Shares	Value

Common stocks 56.11%		$79,104,720

(Cost $75,519,053)
Electric Utilities 4.00%		5,631,580

FPL Group, Inc.	20,000	827,600

Pinnacle West Capital Corp.	30,000	1,197,300

Progress Energy, Inc.	84,000	3,601,080

Progress Energy, Inc., (Contingent Value Obligation) (B)(I)	20,000	5,600
Gas Utilities 2.87%		4,046,914

National Fuel Gas Co.	56,150	1,973,111

Peoples Energy Corp.	57,750	2,073,803
Integrated Telecommunication Services 2.72%		3,835,046

AT&T, Inc.	97,700	2,724,853

Verizon Communications, Inc.	33,150	1,110,193
Multi-Utilities 45.46%		64,092,830

Alliant Energy Corp.	148,000	5,076,400

Ameren Corp.	85,400	4,312,700

CH Energy Group, Inc.	151,250	7,260,000

Consolidated Edison, Inc.	45,000	1,999,800

Dominion Resources, Inc.	51,000	3,814,290

DTE Energy Co.	155,900	6,351,366

Duke Energy Corp.	53,410	1,568,652

Energy East Corp.	242,000	5,791,060

KeySpan Corp.	161,850	6,538,740

NiSource, Inc.	117,700	2,570,568

NSTAR	188,000	5,376,800

OGE Energy Corp.	96,092	3,366,103

SCANA Corp.	21,700	837,186

TECO Energy, Inc.	176,750	2,640,645

Vectren Corp.	30,000	817,500

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

Issuer		Shares	Value
Multi-Utilities (continued)

WPS Resources Corp.		51,000	$2,529,600

Xcel Energy, Inc.		169,000	3,241,420
Oil & Gas Storage & Transportation 1.06%			1,498,350

Kinder Morgan, Inc.		15,000	1,498,350

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 89.45%			$126,105,911

(Cost $127,120,556)
Agricultural Products 2.17%			3,061,252

Ocean Spray Cranberries, Inc., 6.25%, Ser A (S)	BB+	40,000	3,061,252
Consumer Finance 3.83%			5,393,800

CIT Group, Inc., 6.35%, Ser A	BBB+	20,000	490,200

SLM Corp., 6.97%, Ser A	BBB+	92,000	4,903,600
Diversified Financial Services 7.79%			10,975,525

Bank of America Corp., 6.75%, Depositary Shares, Ser VI	A	88,300	4,397,340

Citigroup, Inc., 6.213%, Depositary Shares, Ser G	A	44,000	2,200,000

Citigroup, Inc., 6.231%, Depositary Shares, Ser H	A	86,100	4,378,185
Electric Utilities 24.45%			34,475,861

Alabama Power Co., 5.20%	BBB+	240,000	5,224,800

Boston Edison Co., 4.25%	BBB+	64,157	4,763,657

Duquesne Light Co., 6.50%	BB+	107,000	5,360,700

Entergy Arkansas, Inc., 6.45%	BB+	100,000	2,481,250

Entergy Mississippi, Inc., 6.25%	BB+	104,000	2,522,000

Interstate Power & Light Co., 7.10%, Ser C	BBB–	25,000	640,625

Interstate Power & Light Co., 8.375%, Ser B	Baa3	46,000	1,403,000

PPL Electric Utilities Corp., 6.25%, Depositary Shares	BBB	200,000	4,812,500

Southern California Edison Co., 6.00%, Ser C	BBB–	12,000	1,120,500

Southern California Edison Co., 6.125%	BBB–	35,000	3,283,438

Virginia Electric & Power Co., $6.98	BB+	10,500	1,091,672

Virginia Electric & Power Co., $7.05	BB+	10,000	1,040,000

Wisconsin Public Service Corp., 6.76%	A–	7,000	731,719
Gas Utilities 4.09%			5,768,387

Southern Union Co., 7.55%, Ser A	BB+	226,300	5,768,387
Integrated Telecommunication Services 0.31%			442,163

Telephone & Data Systems, Inc., 6.625%	A–	19,300	442,163

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

		Credit
Issuer, description		rating (A)	Shares	Value
Investment Banking & Brokerage 10.51%				$14,815,900

Bear Stearns Cos., Inc. (The), 5.49%, Depositary Shares, Ser G		BBB	140,200	6,203,850

Bear Stearns Cos., Inc. (The), 6.15%, Depositary Shares, Ser E		BBB	23,000	1,143,330

Goldman Sachs Group, Inc., 6.20%, Ser B		A–	20,000	494,000

Lehman Brothers Holdings, Inc., 5.67%, Depositary Shares, Ser D		A–	125,600	5,739,920

Lehman Brothers Holdings, Inc., 5.94%, Depositary Shares, Ser C		A–	13,000	615,550

Merrill Lynch & Co, Inc. 6.375%, Depositary Shares, Ser 3		A–	25,000	619,250
Life & Health Insurance 3.76%				5,295,450

MetLife, Inc., 6.50%, Ser B		BBB	215,000	5,295,450
Multi-Utilities 19.23%				27,113,803

Baltimore Gas & Electric Co., 6.99%, Ser 1995		Ba1	40,000	4,146,252

BGE Capital Trust II, 6.20%		BBB–	200,000	4,490,000

Energy East Capital Trust I, 8.25%		BBB–	147,000	3,729,390

PNM Resources, Inc., 6.75%, Conv		BBB–	66,055	3,243,301

PSEG Funding Trust II, 8.75%		BB+	36,300	939,807

Public Service Electric & Gas Co., 6.92%		BB+	30,627	2,987,091

SEMPRA Energy, $4.36		BBB+	19,250	1,540,000

SEMPRA Energy, $4.75, Ser 53		BBB+	6,305	536,240

South Carolina Electric & Gas Co., 6.52%		Baa1	55,000	5,501,722
Oil & Gas Exploration & Production 9.71%				13,687,770

Anadarko Petroleum Corp., 5.46%, Depositary Shares, Ser B		BBB–	20,000	1,853,750

Apache Corp., 5.68%, Depositary Shares, Ser B		BBB	48,174	4,713,527

Devon Energy Corp., 6.49%, Ser A		BB+	53,500	5,368,393

Nexen, Inc., 7.35% (Canada)		BB+	70,000	1,752,100
Regional Banks 3.60%				5,076,000

HSBC USA, Inc., $2.8575 (G)		A1	108,000	5,076,000

	Interest		Par value
Issuer, description, maturity date	rate		(000)	Value

Short-term investments 5.30%				$7,469,000

(Cost $7,466,884)
Commercial Paper 5.30%				7,469,000

Chevron Texaco Corp., Due 7-3-06	5.100%		$7,469	7,469,000

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

Total investments 150.86%	$212,679,631

Other assets and liabilities, net (1.07%)	($1,515,162)

Fund preferred shares and accrued dividends (49.79%)	($70,186,670)

Total net assets 100.00%	$140,977,799

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees.

(G) Security rated internally by John Hancock Advisers, LLC.

(I) Non-income-producing security.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $3,061,252 or 2.17% of the Fund’s net assets as of June 30, 2006.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated, unless indicated otherwise.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

ASSETS AND LIABILITIES

June 30, 2006

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (cost $210,106,493)	$212,679,631
Cash	382
Receivable for investments sold	240,748
Dividends receivable	1,124,799
Other assets	29,963
Total assets	214,075,523

Liabilities

Payable for investments purchased	2,654,096
Payable to affiliates
Management fees	138,171
Other	30,307
Other payables and accrued expenses	88,480
Total liabilities	2,911,054
Auction Market Preferred Shares (AMPS) and accrued dividends, unlimited number of shares of beneficial interest
authorized with no par value, 700 shares issued,
liquidation preference of $100,000 per share	70,186,670

Net assets

Common shares capital paid-in	143,161,777
Accumulated net realized loss on investments	(4,824,689)
Net unrealized appreciation of investments	2,573,138
Accumulated net investment income	67,573
Net assets applicable to common shares	$140,977,799

Net asset value per common share

Based on 10,010,393 shares of beneficial interest
outstanding — unlimited number of shares
authorized with no par value	$14.08

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

OPERATIONS

For the period ended June 30, 2006

This Statement
of Operations
summarizes the
Fund’s investment
income earned and
expenses incurred
in operating the
Fund. It also shows
net gains (losses)
and distributions
paid to AMPS
shareholders for
the period stated.

Investment income

Dividends	$12,232,684
Interest	195,552
Total investment income	12,428,236

Expenses

Investment management fees	1,717,815
Administration fees	322,090
AMPS auction fees	185,417
Custodian fees	44,236
Printing	43,137
Transfer agent fees	40,515
Professional fees	32,645
Miscellaneous	25,905
Registration and filing fees	23,750
Trustees’ fees	13,859
Interest	169
Related party fees
Compliance fees	6,778

Total expenses	2,456,316

Net investment income	9,971,920

Realized and unrealized loss

Net realized loss on investments	(4,774,630)
Change in net unrealized appreciation
(depreciation) of investments	(5,705,396)

Net realized and unrealized loss	(10,480,026)
Distributions to AMPS	(2,351,712)

Decrease in net assets from operations	($2,859,818)

See notes to financial statements.

F I N A N C I A L    S TAT E M E N T S

CHANGES IN NET ASSETS

These Statements
of Changes in Net
Assets show how
the value of the
Fund’s net assets
has changed
during the last
two periods. The
difference reflects
earnings less
expenses, any
investment
gains and losses,
distributions, if
any, paid to
shareholders and
the net of Fund
share transactions.

	Year	Year
	ended	ended
	6-30-05[1]	6-30-06

Increase (decrease) in net assets

From operations
Net investment income	$10,306,158	$9,971,920
Net realized gain (loss)	911,266	(4,774,630)
Change in net unrealized
appreciation (depreciation)	18,420,639	(5,705,396)
Distributions to AMPS	(1,461,944)	(2,351,712)

Increase (decrease) in net assets
resulting from operations	28,176,119	(2,859,818)

Distributions to common shareholders
From net investment income	(9,904,919)	(8,198,513)

From Fund share transactions	339,016	—

Net assets

Beginning of period	133,425,914	152,036,130

End of period[2]	$152,036,130	$140,977,799

1 Audited by previous auditor.

2 Accumulated (distributions in excess of) net investment income of ($42,338) and $67,573, respectively.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

FINANCIAL HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

Period ended	6-30-02[1]	6-30-03[1]	6-30-04[1]	6-30-05[1]	6-30-06

Per share operating performance

Net asset value,
beginning of period	$15.43	$13.77	$13.73	$13.36	$15.19
Net investment income[2]	1.18	1.08	0.96	1.03	1.00
Net realized and unrealized
gain (loss) on investments	(1.61)	0.06	(0.17)	1.94	(1.06)
Distributions to AMPS	(0.15)	(0.10)	(0.08)	(0.15)	(0.23)
Total from investment operations	(0.58)	1.04	0.71	2.82	(0.29)
Less distributions to
common shareholders
From net investment income	(1.08)	(1.08)	(1.08)	(0.99)	(0.82)
Net asset value, end of period	$13.77	$13.73	$13.36	$15.19	$14.08
Per share market value,
end of period	$13.69	$14.72	$13.65	$13.79	$12.07
Total return at market value[3] (%)	(0.45)	16.82	0.23	8.46	(6.65)

Ratios and supplemental data

Net assets applicable to
common shares, end of period
(in millions)	136	137	133	152	141
Ratio of expenses
to average net assets[4] (%)	1.77	1.90	1.78	1.72	1.70
Ratio of net investment income
to average net assets[5] (%)	7.99	8.62	7.04	7.17	6.89
Portfolio turnover (%)	15	2	18	36	26

Senior securities

Total value of AMPS outstanding
(in millions)	$70	$70	$70	$70	$70
Involuntary liquidation preference
per unit (in thousands)	$100	$100	$100	$100	$100
Average market value per unit
(in thousands)	$100	$100	$100	$100	$100
Asset coverage per unit[6]	$290,311	$294,629	$288,521	$316,085	$300,063

See notes to financial statements.

F I N A N C I A L    H I G H L I G H T S

Notes to Financial Highlights

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.20%, 1.22%, 1.18%, 1.16% and 1.14%, respectively.

5 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.40%, 5.52%, 4.65%, 4.82% and 4.64%, respectively.

6 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing such amount by the number of AMPS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to financial statements.

NOTES TO STATEMENTS

Note A
Accounting policies

John Hancock Patriot Select Dividend Trust (the “Fund”) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended.

Significant accounting policies
of the Fund are as follows:

Valuation of investments

Securities in the Fund’s portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments that have a remaining maturity of 60 days or less may be valued at amortized cost, which approximates market value. The Fund determines the net asset value of the common shares each business day.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $140,314 of a capital loss car-ryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as June 30, 2014. Net capital losses of $3,750,317 that are attributable to security transactions incurred after October 31, 2005, are treated as arising on July 1, 2006, the first day of the Fund’s next taxable year.

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, and is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of the Interpretation to the Fund, and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund's financial statements.

Dividends, interest
and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a security on non-accrual status and reduce related investment income by ceasing current accruals or writing off interest, or dividends receivable, when the collection of income has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gain, if any, on the ex-dividend date. During the year ended June 30, 2005, the tax character of distributions paid was as follows: ordinary income $11,366,863. During the year ended June 30, 2006, the tax character of distributions paid was as follows: ordinary income $10,550,225.

As of June 30, 2006, the components of distributable earnings on a tax basis included $284,525 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note B
Management and
administration fees
and transactions with
affiliates and others

The Fund has an investment management contract with John Hancock Advisers, LLC (the “Adviser”), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“MFC”). Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund’s average weekly net assets plus the value attributable to the preferred shares (collectively, “managed assets”).

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (“Sovereign”), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (“JHLICo”), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

The Fund has an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services and maintains Fund communications with shareholders. The Fund pays the Adviser a monthly administration fee at an annual rate of 0.15% of the Fund’s average weekly managed assets. The compensation for the year amounted to $322,090. The Fund also paid the Adviser the amount of $277 for certain publishing services, included in the printing fees. The Fund also reimbursed JHLICo for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffili-ated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the New York Stock Exchange (“NYSE”) and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Note C
Fund share transactions

Common shares

This listing illustrates the Fund’s common shares distribution reinvestments, reclassification of the Fund’s capital accounts and the number of common shares outstanding at the beginning and end of the last two years, along with the corresponding dollar value.

	Year ended 6-30-05[1]		Year ended 6-30-06
	Shares	Amount	Shares	Amount
Beginning of period	9,985,999	$142,823,677	10,010,393	$143,161,777
Distributions reinvested	24,394	339,016	—	—
Reclassification of
capital accounts	—	(916)	—	—
End of period	10,010,393	$143,161,777	10,010,393	$143,161,777

1 Audited by previous auditor.

Auction Market Preferred

Shares Series A

The Fund issued 700 shares of Dutch Auction Market Preferred Shares Series A (“AMPS”) on August 30, 1990, in a public offering. The underwriting discount was recorded as a reduction of the capital of common shares.

Dividends on the AMPS, which accrue daily, are cumulative at a rate that was established at the offering of the AMPS and has been reset every 49 days thereafter by an auction. Dividend rates on AMPS ranged from 2.84% to 4.00% during the year ended June 30, 2006. Accrued dividends on AMPS are included in the value of AMPS on the Fund’s Statement of Assets and Liabilities.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The AMPS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the AMPS, as defined in the Fund’s bylaws. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years’ dividends, the holders of the AMPS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shareholders have equal voting rights of one vote per share, except that the holders of the AMPS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the AMPS and common shareholders.

Note D
Investment
transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended June 30, 2006, aggregated $54,021,291 and $58,737,359, respectively.

The cost of investments owned on June 30, 2006, including short-term investments, for federal income tax purposes was $211,040,551.

Gross unrealized appreciation and depreciation of investments aggregated $8,717,855 and $7,078,775, respectively, resulting in net unrealized appreciation of $1,639,080. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities.

Note E
Reclassification
of accounts

During the year ended June 30, 2006, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $688,216 and an increase in accumulated net investment income of $688,216. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2006. Additional adjustments may be needed in subsequent reporting periods. These reclassifica-tions, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for deferred compensation and federal excise tax. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

AUDITORS’ REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Patriot Select Dividend Trust,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Patriot Select Dividend Trust (the “Fund”) at June 30, 2006, the results of its operations, the changes in its net assets and the finan-cial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these finan-cial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of June 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended June 30, 2005 and the financial highlights for each of the periods ended on or before June 30, 2005 were audited by another independent registered public accounting firm, whose report dated August 4, 2005 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP Boston, Massachusetts August 4, 2006

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended June 30, 2006.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended June 30, 2006, 100% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2006.

Shareholders will be mailed a 2006 U.S. Treasury Department Form 1099-DIV in January 2007. This will reflect the total of all distributions that are taxable for calendar year 2006.

Investment
objective
and policy

The Fund’s investment objective is to provide high current income, consistent with modest growth of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

The Fund’s non-fundamental investment policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least “BBB” by S&P or “Baa” by Moody’s) at the time of investment or will be preferred stocks of issuers of investment grade senior debt, some of which may have speculative characteristics or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers that have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

On November 20, 2001, the Fund’s Trustees approved the following investment policy investment restriction change, effective December 15, 2001. Under normal circumstances, the Fund will invest at least 80% of its assets in dividend-paying securities. The “Assets” are defined as net assets and the liquidation preference amount of the AMPS plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Bylaws

In November 2002, the Board of Trustees adopted several amendments to the Fund’s bylaws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the bylaws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year’s annual meeting of shareholders. The notification must be in the form prescribed by the bylaws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures, which must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the bylaws.

On December 16, 2003, the Trustees approved additional changes to the Fund’s bylaws. The auction preferred shares section of the Fund’s bylaws was changed to update the rating agency requirements in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountant’s confir-mation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and
distributions

During the year ended June 30, 2006, dividends from net investment income totaling $0.819 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

July 29, 2005	$0.075
August 31, 2005	0.075
September 30, 2005	0.075
October 31, 2005	0.066
November 30, 2005	0.066
December 30, 2005	0.066
January 31, 2006	0.066
February 28, 2006	0.066
March 31, 2006	0.066
April 28, 2006	0.066
June 2, 2006	0.066
June 30, 2006	0.066

Dividend
reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the “Plan”), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the “Plan Agent”), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates.

When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirma-tions of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be: (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Shareholder
communication
and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting (unaudited)

On March 22, 2006, the Annual Meeting of the Fund was held to elect four Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

Proxies covering 9,101,601 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified with the votes tabulated as follows:

		W I T H H E L D
	F O R	A U T H O R I T Y

James R. Boyle	8,885,154	216,447
Charles L. Ladner	8,883,974	217,627
John A. Moore	8,882,999	218,602

The preferred shareholders elected Ronald R. Dion as Trustee of the Fund until his successor is duly elected and qualified, with the votes tabulated as follows: 527 FOR, 0 AGAINST and 0 ABSTAINING.

The common and preferred shareholders ratified the Trustees’ selection of PricewaterhouseCoopers LLP as the Fund’s independent auditors for the fiscal year ending June 30, 2006, with votes tabulated as follows: 8,951,563 FOR, 71,114 AGAINST and 78,924 ABSTAINING.

Board Consideration
of and Continuation
of Investment
Advisory Agreement
and Sub-Advisory
Agreement: John
Hancock Patriot
Select Dividend Trust

The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees (the “Board”) of John Hancock Patriot Select Dividend Trust (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), annually to review and consider the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) with John Hancock Advisers, LLC (the “Adviser”) and (ii) the investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Sovereign Asset Management LLC (the “Sub-Adviser”). The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Sub-Adviser and the continuation of the Advisory Agreements.

During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/ Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund and a peer group of comparable funds (the “Peer Group”) each selected by Morningstar Inc. (“Morningstar”), an independent provider of investment company data, for a range of periods ended December 31, 2005,2 (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Peer Group, (iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (iv) breakpoints in the Fund’s and the Peer Group’s fees and information about economies of scale, (v) the Adviser’s and Sub-Adviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Sub-Adviser’s compliance department, (vi) the background and experience of senior management and investment professionals, and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Sub-Adviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality
of services

The Board considered the ability of the Adviser and the Sub-Adviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Sub-Adviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Sub-Adviser were suffi-cient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Peer Group, as well as the Fund’s benchmark index. Morningstar determined the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Peer Group. The Board noted the imperfect comparability of the Peer Group and that Morningstar was not able to select a comparative Category for the Fund.

The Board noted the Fund’s performance was, with one exception, lower than the performance of the Peer Group median and its benchmark index, the Merrill Lynch Preferred Stock DRD Eligible Index, over the 1- and 5-year periods. The Board also noted that the Fund’s performance for the 3-year period was appreciably higher than the median performance of its Peer Group, and its benchmark index. The Adviser discussed planned changes designed to improve the Fund’s performance. The Board indicated its intent to continue to monitor the Fund’s performance trends to assess whether other remedial changes are warranted.

Investment advisory fee
and sub-advisory fee rates
and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the “Advisory Agreement Rate”). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including administrative fees, transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (“Expense Ratio”). The Board received and considered information comparing the Expense Ratio of the Fund to that of the Peer Group median. The Board noted that the Fund’s Expense Ratio was higher than the Peer Group median.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s plans for improving overall performance and lowering the Expense Ratio supported the re-approval of the Advisory Agreements.

The Board also received information about the investment sub-advisory fee rate (the “Sub-Advisory Agreement Rate”) payable by the Adviser to the Sub-Adviser for investment sub-advisory services. The Board concluded that the Sub-Advisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Sub-Adviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Sub-Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to
the Adviser

The Board received information regarding potential “fall-out” or ancillary bene-fits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Sub-Adviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and
broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Sub-Adviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Sub-Adviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Sub-Advisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

2 Morningstar also provided a comparative analysis for most, but not all, of the John Hancock Funds of the investment performance and advisory and other fees incurred by, and the expense ratios of, the John Hancock Funds relative to a category of relevant funds (the “Category”). Morningstar was not able to select a comparative Category for the John Hancock Patriot Select Dividend Trust. Therefore, Morningstar did not provide such an analysis.

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of June 30, 2006.

Gregory K. Phelps

Senior Vice President, Sovereign Asset Management LLC since 2005 Senior Vice President, John Hancock Advisers, LLC (1995–2005) Began business career in 1981 Joined fund team in 1995 Fund ownership — None

Mark T. Maloney

Vice President, Sovereign Asset Management LLC since 2005 Vice President, John Hancock Advisers, LLC (1982–2005) Began business career in 1976 Joined fund team in 1997 Fund ownership — None

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of June 30, 2006. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Investment Companies: 8 funds with assets of
approximately $4.7 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $70 million.
Other Accounts: None

Mark T. Maloney	Other Investment Companies: 8 funds with assets of
approximately $4.7 billion.
Other Pooled Investment Vehicles: 2 accounts with assets of
approximately $70 million.
Other Accounts: None

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Sub-Adviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

* The Sub-Adviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

* When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-Adviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Sub-Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

* The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Sub-Adviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

* The Sub-Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

* The Sub-Adviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Sub-Adviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. A limited number of senior portfolio managers, who serve as officers of both the Sub-Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one- and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Sub-Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Sub-Adviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Sub-Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the
Trustees manage the day-to-day operations of the Fund and
execute policies formulated by the Trustees.

Independent Trustees

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	1998	53

Independent Chairman (since 2005); Chairman and Chief Executive Officer,
R.M. Bradley & Co., Inc.; Director, The New England Council and Massachusetts
Roundtable; Trustee, North Shore Medical Center; Director, Boston Stock
Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College; Director, Boston Municipal Research Bureau;
Member of the Advisory Board, Carroll Graduate School of Management at
Boston College.

James F. Carlin, Born: 1940	1990	53

Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc.
(since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance
Agency, Inc. (until 2005); Director and Treasurer, Rizzo Associates (engineering)
(until 2000); Chairman and CEO, Carlin Consolidated, Inc. (management/
investments) (since 1987); Director and Partner, Proctor Carlin & Co., Inc. (until
1999); Trustee, Massachusetts Health and Education Tax Exempt Trust (since
1993); Director of the following: Uno Restaurant Corp. (until 2001); Arbella
Mutual (insurance) (until 2000); HealthPlan Services, Inc. (until 1999); Flagship
Healthcare, Inc. (until 1999); Carlin Insurance Agency, Inc. (until 1999);
Chairman, Massachusetts Board of Higher Education (until 1999).

Richard P. Chapman, Jr.,[2] Born: 1935	2005	53

President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Chairman and Director, Lumber Insurance Co. (insurance)
(until 2000); Chairman and Director, Northeast Retirement Services, Inc.
(retirement administration) (since 1998); Vice Chairman, Northeastern
University Board of Trustees (since 2004).

William H. Cunningham, Born: 1944	1995	160

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until
2001); Director of the following: Hire.com (until 2004); STC Broadcasting, Inc.
and Sunrise Television Corp. (until 2001); Symtx, Inc. (electronic manufacturing)
(since 2001); Adorno/Rogers Technology, Inc. (until 2004); Pinnacle Foods
Corporation (until 2003); rateGenius (until 2003); Lincoln National Corporation

Independent Trustees (continued)

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

William H. Cunningham, Born: 1944 (continued)	1995	160

(insurance) (since 2006); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); New Century Equity Holdings (formerly Billing Concepts)
(until 2001); eCertain (until 2001); ClassMap.com (until 2001); Agile Ventures
(until 2001); AskRed.com (until 2001); Southwest Airlines, Introgen and
Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JP Morgan Chase Bank
(formerly Texas Commerce Bank – Austin), LIN Television (since 2002); WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc.
(diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	1992	160

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003);
Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997);
Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association
(until 2007).

John A. Moore,[2] Born: 1939	2005	53

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (since 2002).

Patti McGill Peterson,[2] Born: 1943	2005	53

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow, Cornell
Institute of Public Affairs, Cornell University (until 1998); Former President of
Wells College and St. Lawrence University; Director, Niagara Mohawk Power
Corporation (until 2003); Director, Ford Foundation, International Fellowships
Program (since 2002); Director, Lois Roth Endowment (since 2002); Director,
Council for International Educational Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	1992	53

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc.
(since 2000); Director and President, Greenscapes of Southwest Florida, Inc.
(until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee3

Name, age		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	261

President, John Hancock Annuities; Executive Vice President, John Hancock
Life Insurance Company (since June, 2004); Chairman and Director, John
Hancock Advisers, LLC (the “Adviser”), John Hancock Funds, LLC and The
Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) (since
2005); President, U.S. Annuities; Senior Vice President, The Manufacturers
Life Insurance Company (U.S.A.) (prior to 2004).

Principal officers who are not Trustees

Name, age
Position(s) held with Fund		Officer
Principal occupation(s) and		of Fund
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser and The Berkeley Group;
Director, President and Chief Executive Officer, John Hancock Funds, LLC;
Director, President and Chief Executive Officer, Sovereign Asset Management
LLC (“Sovereign”); Director, John Hancock Signature Services, Inc.; President
and Chief Executive Officer of John Hancock Investment Management Services,
LLC (since 2006); President, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust; Director, Chairman and President, NM Capital Inc.
(since 2005); Chairman, Investment Company Institute Sales Force Marketing
Committee (since 2003); Executive Vice President, John Hancock Funds, LLC
(until 2005).

William H. King, Born: 1952		1992

Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser and John Hancock Investment
Management Services, LLC (since 2006); Vice President and Treasurer of each of the John Hancock funds advised by the Adviser; Assistant Treasurer of each of the John Hancock funds advised by the Adviser (until 2001).

Francis V. Knox, Jr., Born: 1947		2005

Vice President and Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC (since 2006); the Adviser and Sovereign
(since 2005); Vice President and Chief Compliance Officer, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (since 2005); Vice
President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice
President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

Principal officers who are not Trustees (continued)

Name, age
Position(s) held with Fund	Officer
Principal occupation(s) and	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005

Executive Vice President and Chief Financial Officer
Director, Executive Vice President and Chief Financial Officer, the Adviser, The
Berkeley Group and John Hancock Funds, LLC (since 2005); Executive Vice
President and Chief Financial Officer, John Hancock Investment Management
Services, LLC (since 2006), Sovereign, John Hancock Funds II, John Hancock
Funds III and John Hancock Trust (since 2005); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (July 2000 thru September 2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent for	Independent registered
John Hancock Advisers, LLC	common shareholders	public accounting firm
601 Congress Street	Mellon Investor Services	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	Newport Office Center VII	125 High Street
	480 Washington Boulevard	Boston, MA 02110
Subadviser	Jersey City, NJ 07310
Sovereign Asset		Stock symbol
Management LLC	Transfer agent for	Listed New York Stock
101 Huntington Avenue	preferred shareholders	Exchange:
Boston, MA 02199	Deutsche Bank Trust	DIV
Company Americas
Custodian	280 Park Avenue	For shareholder assistance
The Bank of New York	New York, NY 10017	refer to page 23
One Wall Street
New York, NY 10286	Legal counsel
Wilmer Cutler Pickering
Hale and Dorr LLP
60 State Street
Boston, MA 02109-1803

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the Securities and Exchange Commission’s Web site, www.sec.gov.

1-800-852-0218 1-800-843-0090 EASI-Line 1-800-231-5469 (TDD)

www.jhfunds.com

PRESORTED STANDARD U. S. POSTAGE PAID MIS

P300A 6/06 8/06

ITEM 2. CODE OF ETHICS.

As of the end of the period, June 30, 2006, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $33,000 for the fiscal year ended June 30, 2005 and $24,650 for the fiscal year ended June 30, 2006. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended June 30, 2004 and fiscal year ended June 30, 2005 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $2,400 for the fiscal year ended June 30, 2005 and $3,500 for the fiscal year ended June 30, 2006. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $4,000 for the fiscal year ended June 30, 2005 and $3,000 for the fiscal year ended June 30, 2006. There were no other fees during the fiscal year ended June 30, 2005 and June 30, 2006 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended June 30, 2005 and June 30, 2006 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended June 30, 2006, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $71,400 for the fiscal year ended June 30, 2005, and $10,000 for the fiscal year ended June 30, 2006.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Charles L. Ladner - Chairman
Richard P. Chapman, Jr.
Dr. John A. Moore
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(4) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Patriot Select Dividend Trust

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: August 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: August 29, 2006

By: /s/ John G. Vrysen
-------------------------------------
John G. Vrysen
Executive Vice President and Chief Financial Officer

Date: August 29, 2006